Net Finance Costs - Summary of Net Finance Costs (Detail) - USD ($) $ in Millions	6 Months Ended		12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Jun. 30, 2022
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	$ 487	$ 230	$ 491
Interest capitalised at 5.20% (31 December 2021: 2.48%; 30 June 2022: 2.90%)	(114)	(49)	(113)
Interest on lease liabilities	62	63	119
Discounting on provisions and other liabilities	613	243	645
Other gains and losses:
Fair value change on hedged loans	(754)	(245)	(1,286)
Fair value change on hedging derivatives	659	218	1,277
Exchange variations on net debt	(90)	(83)	(99)
Other			16
Total financial expenses	863	377	1,050
Financial income
Interest income	(211)	(25)	(81)
Net finance costs	$ 652	$ 352	$ 969